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                                 EXHIBIT 10.2(c)




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                             COMPENSATION AGREEMENT

     THIS AGREEMENT made and entered into this 2nd day of May, 1995, by and between ONASCO COMPANIES, INC., a Utah corporation ("Onasco"), of 1787 East Ft. Union Blvd., #106, Salt Lake City, Utah 84121, and Leonard W. Burningham, Esq. (the "Consultant").

                                  WITNESSETH:

     WHEREAS, the Consultant has provided legal services to Onasco in connection with its contemplated acquisition of certain assets from Industrial Resources, Corporation, a Kentucky corporation ("IRC"), and has agreed to provide legal services to assist Onasco in preparing and filing a Registration Statement on Form 10-SB of the Securities and Exchange Commission; and

     WHEREAS, Onasco desires to compensate the Consultant for his efforts on behalf of Onasco to date, which have not been paid by Onasco in cash, estimated to be of a value of $2,500, and for additional services to be rendered by the Consultant of a value of $2,500, in connection with the preparation of the Registration Statement on Form 10-SB, not including expenses, and all as outlined in the letters of the Consultant dated April 19 and April 27, 1995, copies of which are attached hereto (the "Letters"), and are incorporated herein by reference;

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00), and other good and valuable consideration, and the covenants and conditions contained herein, the parties hereto hereby agree as follows, to-wit:

     1. This Compensation Agreement shall contain the entire agreement between the parties and may not be altered or amended except in writing signed by Onasco and the Consultant.

     2. Both Onasco and the Consultant intend that this Compensation Agreement shall be construed as the "Compensation Agreement" contemplated by Rule 701 of the Securities and Exchange Commission.

     3. Onasco shall, upon execution hereof issue to the Consultant 50,000 "unregistered" and "restricted" post-split shares of common stock of Onasco for $5,000 compensation of the Consultant as outlined in the Letters.

     4. By execution hereof and acceptance of the shares set forth above, the Consultant releases Onasco and holds Onasco harmless and agrees to indemnify Onasco from any and all claims, demands, expenses and liabilities for any such services, costs or expenses incurred for or on behalf of Onasco prior to the date hereof, and for services to be rendered, all only to the extent outlined in the Letters.


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     5. This Compensation Agreement shall be construed in accordance with the laws of the State of Utah.

     IN WITNESS WHEREOF, the parties have set their hands and seals the date set forth above.

                                        ONASCO COMPANIES, INC.

                                        By /s/ Jeffrey D. Jenson
                                           ----------------------------------
                                           Jeffrey D. Jenson
                                           President


                                           /s/ Leonard W. Burningham, Esq.
                                           ----------------------------------
                                           Leonard W. Burningham, Esq.


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                            LEAONARD W. BURNINGHAM
                                     LAWYER
                          HERMES BUILDING o SUITE 205
                              455 EAST FIFTH SOUTH
                        SALT LAKE CITY, UTAH 84111-3323
                               TELEPHONE (801) 363-7411
                               FAX: (801) 355-7126

April 19, 1995

Industrial Resource Corporation
FACSIMILE NO. (615) 450-9375

Attention:        The Board of Directors
                  Mike Ratliff, Consultant

Re: Proposed acquisition of assets of Industrial Resource Corporation, a Tennessee corporation ("Industrial"), by Onasco Companies, Inc., a Utah corporation ("Onasco")

Dear Ladies and Gentlemen:

     Recently, you forwarded me a retainer in the amount of $5,000 for legal fees to be rendered in connection with the above referenced matter. Please be advised that I represent Onasco in connection with this proposed transaction, regardless of the fact that you have paid these fees; one of the conditions of Onasco to this proposed transaction was that you pay my fees, which will amount to $10,000, plus approximately $1,500 in costs, which should cover new stock certificates, filing fees and transfer fees.

     I am enclosing herewith a copy of the Notice of Special Meeting of Stockholders of Onasco set for April 28, 1995; preliminary drafts of the

Purchase Agreement have been forwarded to you, and, subject to review by the respective Boards of Directors of Industrial and Onasco, the Purchase Agreement can be concluded prior to April 28.

     On Closing, you will be required to pay the additional $6,500.

     You are urged to have your own counsel review all documentation prepared and submitted to you for your review.

     It is my understanding that once the Purchase Agreement is concluded and your nominees are designated to serve on the Board of Directors of Onasco, then to be known as "Tengasco," you wish me to prepare a Confidential Limited Offering Memorandum pursuant to which you may offer "unregistered" and "restricted" securities of Tengasco, and a Form 10-SB Registration Statement for filing with the Securities and Exchange Commission.


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Page 2
April 19, 1995

     Fees for each of these projects can run up to $15,000, for an aggregate total of $30,000.

     I am willing to prepare both of these documents for the sum of $22,500, which will include all broker agreements, investor questionnaires, subscription agreements, escrow agreements and other related instruments, minutes or consents required for the Memorandum, with the exception of compliance with applicable Blue Sky laws, rules and regulations, which will be billed at a rate of $350 per state in which these securities are to be offered, and if no exemption is available in any such state, at a rate of $l75 per hour if you require registration, plus the actual filing fee required by any such state; and all documents, minutes or consents required or necessary to complete and file the Form 10-SB Registration Statement, through all Securities and Exchange Commission comments.

     I will require one-half of this amount to be paid in advance, together with $2,500 for direct costs and expenses I may incur for deposit in my trust account.

     The sooner I receive this retainer and deposit, the sooner I can begin.


                                        Yours very sincerely,

                                        /s/ Leonard W. Burningham
                                        -----------------------------------
                                        Leonard W. Burningham

LWB/sr
cc: Jeff Jenson



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                            LEAONARD W. BURNINGHAM
                                     LAWYER
                          HERMES BUILDING o SUITE 205
                              455 EAST FIFTH SOUTH
                        SALT LAKE CITY, UTAH 84111-3323
                               TELEPHONE (801) 363-7411
                               FAX: (801) 355-7126


April 27, 1995

Industrial Resources, Corporation
FACSIMILE NO. (615) 450-9375

 Attention:    The Board of Directors
               Mike Ratliff, Consultant

 Re: Proposed acquisition of assets of Industrial Resources, Corporation, a Kentucky corporation ("Industrial"), by Onasco Companies, Inc., a Utah corporation ("Onasco"), and fee arrangements for services to be rendered as outlined in my letter under date of April 19, 1995

Dear Ladies and Gentlemen:

     The following is my understanding of the fee arrangements to which you and Onasco are agreeable, regarding my services related to the acquisition of assets, the preparation of a limited offering memorandum (the "Memorandum") and the preparation of a registration statement of Form 10-SB of the Securities and Exchange Commission (the "Registration Statement."

     First, I have been paid the sum of $5,000 in cash for services related to the acquisition, and I will receive 25,000 post-split shares of common stock of Onasco under a written compensation agreement and in conformance with Rule 701 of the Securities and Exchange Commission, following the one for two reverse split that is contemplated to be completed at a stockholders' meeting set for April 28, 1995.

     I will receive $6,500 today, $5,000 of which will be for services related to the Memorandum and all related documents and agreements as outlined in my letter of the 19th, with the exception that all "blue sky" fees and costs outlined in my letter will also be paid as such services are rendered. The $1,500 shall be for unallocated costs related to the acquisition, including federal express, filing fees for the Articles of Amendment the Certificate of Merger to change the domicile of Onasco to Tennessee, printing of new stock certificates and transfer fees related to the acquisition, but excluding mailing costs of any stockholders' letter.


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Page 2
April 27, 1995

     Additionally, I will receive 25,000 post-split shares under Rule 701 for the preparation of the Registration Statement, with you to pay all filing fees and my related direct out-of-pocket costs, including copies, federal express and the like.

     I will prepare the necessary written compensation plan for your review and acceptance. This letter is being addressed to you because your designees will be assuming control of Onasco following the completion of the acquisition, and a copy thereof is being forwarded to Onasco.

     If you have any questions, please contact me.


                              Yours very sincerely,

                              /s/ Leonard W. Burningham
                              -----------------------------------
                              Leonard W. Burningham

Accepted:

Industrial Resources, Corporation

By ______________________________


Onasco Companies, Inc.

By ______________________________